BLACKROCK SERIES FUND II, INC.

BlackRock High Yield Portfolio

BlackRock U.S. Government Bond Portfolio

(each, a “Fund” and together, the “Funds”)

Supplement dated September 17, 2018

to the Prospectuses and the Statement of Additional Information of each Fund,

each dated July 24, 2018, as supplemented to date

On September 17, 2018 (the “Closing Date”), each Fund acquired the assets, subject to the liabilities, of the corresponding series of BlackRock Series Fund, Inc. (each, a “Predecessor Fund”) set forth in the table below through a tax-free reorganization (each, a “Reorganization”):

Fund, each a series of BlackRock Series Fund II, Inc.	Corresponding Predecessor Fund, each a series of BlackRock Series Fund, Inc.
BlackRock High Yield Portfolio	BlackRock High Yield Portfolio
BlackRock U.S. Government Bond Portfolio	BlackRock U.S. Government Bond Portfolio

As a result of each Reorganization, shareholders of the applicable Predecessor Fund received shares of the corresponding Fund with the same aggregate net asset value as their shares held in the Predecessor Fund as of the Closing Date. Each Predecessor Fund is the accounting survivor of its Reorganization, which means the corresponding Fund adopted the performance and financial history of such Predecessor Fund as of the Closing Date.

Shareholders should retain this Supplement for future reference.

PRSAI-SFII-0918SUP